UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2024

Biora Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39334	27-3950390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4330 La Jolla Village Drive, Suite 300
San Diego, California		92122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 727-2841

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BIOR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on December 11, 2023, Biora Therapeutics, Inc. (the “Company”) received written notice from the Listing Qualifications Staff (“Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the 30 consecutive business days ended December 11, 2023, the Company’s market value of listed securities (“MVLS”) closed below the $50 million MVLS threshold for continued listing on The Nasdaq Global Market under Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Rule”). As provided in the Nasdaq rules, the Company was granted 180 calendar days, or until June 10, 2024, to regain compliance with the MVLS Rule. The Company did not regain compliance with the MVLS Rule by June 10, 2024 and, accordingly, on June 11, 2024, the Staff notified the Company that its securities were subject to delisting from Nasdaq unless the Company timely requested a hearing before the Nasdaq Hearing Panel (the “Panel”).

The Company timely requested a hearing before the Panel, which request stayed any further action by Nasdaq pending the hearing and the expiration of any extension that may be granted to the Company following the hearing. At the hearing, the Company presented its plan to evidence compliance with all applicable listing criteria, including the MVLS Rule, and requested an extension of time to do so. On November 12, 2024, the Company received written notice from the Staff notifying the Company that the Panel has granted the Company’s request for continued listing, subject to demonstrating compliance with the MVLS Rule on or before December 9, 2024. Nasdaq does not have discretion to grant continued listing for noncompliance with the MVLS Rule beyond December 9, 2024. The Company is considering all options available to it to regain compliance with the MVLS Rule; however, there can be no assurance that the Company will be able to evidence compliance within the period of time granted by the Panel.

On November 13, 2024, the Company received written notice form the Staff of Nasdaq notifying the Company that for the 30 consecutive business days ended November 12, 2024, the Company’s market value of publicly held shares (“MVPHS”) closed below the $15 million MVPHS threshold for continued listing Nasdaq Listing Rule 5450(b)(2)(C) (the “MVPHS Rule”). The Company has a compliance period of 180 days to regain compliance with the MVPHS Rule. However, if the Company has not regained compliance with the MVLS Rule by December 9, 2024 as noted above, it will be subject to delisting notwithstanding the later deadline for compliance with the MVPHS Rule.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company held a Special Meeting of Stockholders (the “Special Meeting”) on November 13, 2024 at 10:00 a.m. Pacific Time. As of the close of business on October 18, 2024, the record date for the Special Meeting, there were 3,677,726 shares of common stock entitled to vote at the meeting.

(e) At the Special Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s Fifth Amended and Restated 2018 Equity Incentive Plan (as so amended and restated, the “2018 Plan”) to increase the number of shares authorized for issuance thereunder by 1,850,000 shares and to extend the term of the 2018 Plan to October 10, 2034.

For additional information regarding the 2018 Plan, please refer to the heading “Summary Description of the 2018 Plan” contained in Proposal 2 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on October 23, 2024 (the “Proxy Statement”).

The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2018 Plan, which is filed as Exhibit 10.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Stockholders voted on the following proposals at the Special Meeting:

1.
For purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock, in an amount equal to or in excess of 20% of the common stock outstanding as of March 12, 2024, underlying:

a.
warrants issued or to be issued by the Company pursuant to that certain Convertible Notes Purchase Agreement, dated as of August 12, 2024, by and among the Company and certain institutional and accredited investors (the “Note Purchase Agreement”), was authorized as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,330,399	129,089	4,083	0

b.
warrants amended by those certain Amendments to Common Stock Purchase Warrants dated as of August 15, 2024, by and between the Company and the institutional investors party to that certain Convertible Notes Exchange Agreement, dated as of August 12, 2024 (the “Note Exchange Agreement”), was authorized as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,329,418	130,063	4,090	0

c.
certain of the Company’s 11.00% / 13.00% Convertible Senior Secured Notes due 2028 issued or to be issued pursuant to the Note Purchase Agreement and the Note Exchange Agreement, was authorized as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,315,833	143,464	4,274	0
2.
The amendment and restatement of the Company’s 2018 Plan to increase the number of shares authorized for issuance by 1,850,000 shares and to extend the plan term was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,215,406	245,833	2,332	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Biora Therapeutics, Inc. Sixth Amended & Restated 2018 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Biora Therapeutics, Inc.

Date:	November 15, 2024	By:	/s/ Eric d'Esparbes
Eric d'Esparbes Chief Financial Officer